Exhibit 10.32

SUPPLEMENT NO. 1 (this “Supplement”) dated as of November [•], 2009 to the First Lien Guarantee and Collateral Agreement dated as of June 15, 2007 (the “Guarantee and Collateral Agreement”), among SPECIALIZED TECHNOLOGY RESOURCES, INC. (successor by merger to STR Acquisition, Inc.), a Delaware corporation (the “Borrower”), STR HOLDINGS LLC, a Delaware limited liability company (“Existing Holdings”), each Subsidiary of the Borrower from time to time party thereto (each such Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the Borrower and Holdings are referred to collectively herein as the “Grantors”) and CREDIT SUISSE (together with its affiliates, “Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A.  Reference is made to the First Lien Credit Agreement dated as of June 15, 2007 as amended on October 5, 2009, (and amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Existing Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent for the Lenders and as Collateral Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C.  The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit.  The undersigned STR Holdings (New) LLC, a Delaware limited liability company (“New LLC” and, together with STR Holdings, Inc., a Delaware corporation, the corporate successor of New LLC by way of a conversion to be consummated on or around the date hereof, “New Holdings”) is executing this Supplement to confirm that it is becoming a Guarantor and a Grantor under the Guarantee and Collateral Agreement as successor in interest to Existing Holdings.

D.  Existing Holdings and New Holdings have executed and delivered to the Collateral Agent the Assignment and Assumption Agreement dated as of November [•], 2009 (the “Assignment and Assumption Agreement”), attached hereto as Exhibit A, pursuant to which Existing Holdings assigned to New Holdings and New Holdings assumed from Existing Holdings any and all Obligations of Existing Holdings arising under the Loan Documents.

Accordingly, the Collateral Agent and New Holdings agree as follows:

SECTION 1.  New Holdings as successor in interest to Existing Holdings is, and by its signature below confirms that it is and shall continue to be, a Grantor and Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Guarantor and New Holdings hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Guarantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof, and (c) represents and warrants that attached hereto as Exhibit A is a true and complete copy of the Assignment and Assumption Agreement, currently in full force and effect, which continues to be legally valid, binding and enforceable against any and all parties thereto in accordance with its terms, and as of the date hereof, has not been altered, amended, supplemented or revised in any manner.  In furtherance of the foregoing, New Holdings, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of New Holdings’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of New Holdings.  Each reference to a “Grantor” or “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include New Holdings.  The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  New Holdings represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of New Holdings and the Collateral Agent.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  New Holdings hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by New Holdings and (ii) any and all Intellectual Property now owned by New Holdings and (b) set forth under its signature hereto, is the true and correct legal name of New Holdings and its jurisdiction of organization.

SECTION 5.  New Holdings shall be deemed to be a successor in interest to Existing Holdings and all references in the Guarantee and Collateral Agreement to “Holdings” shall be deemed to be references to New Holdings and Existing Holdings.

SECTION 6.  Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 7.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.  All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to New Holdings shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 10.  New Holdings agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, New Holdings and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

STR HOLDINGS (NEW) LLC,

by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent,

by

Name:
Title:

by

Name:
Title:

Collateral of New Holdings

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY